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                                 CODE OF ETHICS
                                       OF
                                  THE UAM FUNDS

PREAMBLE
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This Code of Ethics is being adopted in compliance with the requirements of Rule
17j-1 (the "Rule") adopted by the United States Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"), to effectuate the purposes and objectives of that Rule. The Rule makes it unlawful for certain persons, including any officer or Board member of UAM Funds, Inc., UAM Funds Trust or UAM Funds, Inc. II (together, the "Fund"), in connection with the purchase or sale by such person of a security held or to be acquired by the Fund, to:

    . employ any device, scheme or artifice to defraud the Fund;

    . make to the Fund any untrue statement of a material fact or omit to state to the Fund a material fact necessary in order to make the statements made, in light of the circumstances in which they are made, not misleading;

    . engage in any act, practice or course of business which operates or would operate as a fraud or deceit upon the Fund; or

    . engage in any manipulative practice with respect to the Fund.

The Rule also requires that the Fund and each investment adviser and principal underwriter to the Fund adopt a written code of ethics containing provisions reasonably necessary to prevent persons from engaging in acts in violation of the above standard, and use reasonable diligence and institute procedures reasonably necessary to prevent violations of the Code of Ethics.

This Code of Ethics is adopted by the Board of Directors1 of the Fund, including a majority of Directors who are not interested persons of the Fund, in compliance with the Rule. This Code of Ethics is based upon the principle that the Directors and officers of the Fund, and certain affiliated persons of the Fund and its investment advisers and principal underwriter, owe a fiduciary duty to, among others, the shareholders of the Fund to conduct their affairs, including their personal securities transactions, in such manner to avoid (i) serving their own personal interests ahead of shareholders; (ii) taking inappropriate advantage of their position with the Fund; and (iii) any actual or potential conflicts of interest or any abuse of their position of trust and responsibility. This fiduciary duty includes the duty of the respective compliance officer of the investment advisers and principal underwriters to the Fund to report violations of this Code of Ethics to the Fund's compliance officer. This Code may not be the only source of potential restrictions when conducting personal securities transactions and transactions on behalf of the Fund. If there are any questions with respect to other potentially applicable restrictions, you should contact the Fund's compliance officer.

A.  DEFINITIONS

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1 Reference to a "Board of Directors" or a "Director" herein shall also refer to a "Board of Trustees" or a "Trustee", as appropriate.
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1.   "Access person" means any director, officer, general partner or advisory person of the Fund or of one of the Fund's investment advisers.

2. "Advisory person" means (a) any portfolio manager or investment personnel of the Fund; (b) any employee of the Fund or a Fund's investment adviser (or of any company in a control relationship to the Fund or investment adviser), who, in connection with his regular functions or duties, makes, participates in, or obtains information regarding the purchase or sale of a security by the Fund, or whose functions relate to the making of any recommendations with respect to such purchases or sales; and (c) any natural person in a control relationship to the Fund or investment adviser who obtains information concerning recommendations made to the Fund with regard to the purchase or sale of a security by the Fund.

3. "Affiliated company" means a company which is an affiliated person, as defined in the 1940 Act.

4. "Affiliated person" of another person means (a) any person directly or indirectly owning, controlling, or holding with power to vote, five (5%) percent or more of the outstanding voting securities of such other person;
     (b) any person five (5%) percent or more of whose outstanding voting securities are directly or indirectly owned, controlled, or held with power to vote, by such other person; (c) any person directly or indirectly controlling, controlled by, or under common control with, such other person; (d) any officer, director, partner, copartner, or employee of such other person; (e) if such other person is an investment company, any investment adviser thereof or any member of an advisory board thereof; and
     (f) if such other person is an unincorporated investment company not having a board of directors, the depositor thereof.

5. "Beneficial ownership" shall be interpreted in the same manner as it would be under Rule 16a-1(a)(2) of the Securities Exchange Act of 1934, as amended (the "1934 Act") in determining whether a person is the beneficial owner of a security for purposes of Section 16 of the 1934 Act and the rules and regulations thereunder, which, generally speaking, encompasses those situations where the beneficial owner has the right to enjoy some economic benefit from the ownership of the security. A person is normally regarded as the beneficial owner of securities held in the name of his or her spouse, domestic partner, or minor children living in his or her household.

6. "Control" means the power to exercise a controlling influence over the management or policies of a company, unless such power is solely the result of an official position with such company. Any person who owns beneficially, either directly or through one or more controlled companies, more than twenty- five (25%) percent of the voting securities of a company shall be presumed to control such company. Any person who does not so own more than twenty-five (25%) percent of the voting securities of any company shall be presumed not to control such company. A natural person shall be presumed not to be a controlled person.

7. "Disclosable transaction" means any transaction in a security that an access person would have a beneficial ownership.

8. "Non-interested" Director means a director or trustee who is not an interested person.

9. "Interested Person" of another person, when used with respect to the Fund, means (i) any affiliated person of the Fund; (ii) any member of the immediate family of any natural person who is an affiliated person of the Fund; (iii) any interested person of any investment adviser

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     of or principal underwriter for the Fund; (iv) any person or partner or employee of any person who at any time since the beginning of the last two completed fiscal years of the Fund has acted as legal counsel for the Fund;
     (v) any broker or dealer registered under the Securities Exchange Act of 1934 or any affiliated person of such a broker or dealer; or (vi) any natural person whom the Commission by order shall have determined to be an interested person by reason of having had, at any time since the beginning of the last two completed fiscal years of the Fund, a material business or professional relationship with the Fund or with the principal executive officer of such company or with any other investment company having the same investment adviser or principal underwriter or with the principal executive officer of such other investment9. company, provided, that no
                                                           --------
     person shall be deemed to be an interested person of an investment company solely by reason of (aa) his being a member of its Board of Directors or advisory board or an owner of its securities, or (bb) his membership in the immediate family of any person specified in clause (aa) of this proviso.

10. "Initial Public Offering" or means an offering of securities registered under the Securities Act of 1933, the issuer of which, immediately before the registration, was not subject to the reporting requirements of Sections 13 or 15(d) of the 1934 Act.

11. "Investment Personnel" means (a) any portfolio manager of the Fund; (b) any employee of the Fund or investment adviser (or of any company in a control relationship to the Fund or investment adviser) who, in connection with his regular functions or duties, makes or participates in making recommendations regarding the purchase or sale of securities by the Fund, including securities analysts and traders; or (c) any person who controls the Fund or investment adviser and who obtains information concerning recommendations made to the Fund regarding the purchase or sale of securities by the Fund.

12. "Limited Offering" means an offering that is exempt from registration under the Securities Act of 1933, as amended (the "Securities Act") pursuant to
     Section 4(2) or Section 4(6) or Rules 504, 505 or 506 under the Securities Act.

13.  "Person" means a natural person or a company.

14. "Portfolio Manager" means an employee of the investment adviser or sub-investment adviser of the Fund entrusted with the direct responsibility and authority to make investment decisions affecting the Fund.

15. "Purchase or sale of a security" includes, among other things, the writing of an option to purchase or sell a Security.

16. "Security Held or to be Acquired" means (i) any security which, within the most recent 15 days, is or has been held by the Fund, or is being or has been considered by the Fund or its investment adviser for purchase by the Fund, or, (ii) any option to purchase or sell and any security convertible into or exchangeable for, a security.

17. "Security" means any security as defined Section 2(a)(36) of the 1940 Act, except that it does not include direct obligations of the U.S. government,
     ------
     bankers' acceptances, bank certificates of deposit, commercial paper, high quality short-term debt instruments (i.e. any instrument that has a maturity at issuance of less than 366 days and that is rated in one of the
                                                ---
     two highest rating categories by a Nationally Recognized Statistical Ratings Organization) including repurchase agreements, and shares of registered open-end investment companies (mutual funds) not affiliated with the Fund.

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B.   PROHIBITED TRANSACTIONS

     No access person shall engage in any act, practice or course of conduct, which would violate the provisions of Rule 17j-1 or, in connection with any personal investment activity, engaged in conduct inconsistent with this Code of Ethics.

     The Fund's portfolios are managed by investment advisers that are subsidiaries of or organizations otherwise affiliated with United Asset Management Corporation (the "Management Companies"). Under the organizational structure of the Management Companies, the entities maintain separate offices, independent operations and autonomy when making investment decisions. In view of these circumstances, advisory personnel of the Management Companies who are defined as "access persons" under the 1940 Act, under normal circumstances would have no knowledge of proposed securities transactions, pending "buy" or "sell" orders in a security, or the execution or withdrawal of an order for any other portfolio in the Fund for which a different Management Company serves as investment adviser. To restrict the flow of investment information related to the portfolios of the Fund, the Fund prohibits access persons at a Management Company from disclosing pending "buy" or "sell" orders for a portfolio of the Fund to any employees of any other Management Company until the order is executed or withdrawn. The Management Companies shall implement procedures designed to achieve employee awareness of this prohibition.

     1.   Access Persons

          No access person shall:

          (a) purchase or sell, directly or indirectly, any security in which he has or by reason of such transaction acquires, any direct or indirect beneficial ownership and which to his or her actual knowledge at the --- time of such purchase or sale:

               (1) is being considered for purchase or sale by any portfolio of the Fund, or

               (2)  is being purchased or sold by any portfolio of the Fund.

          (b) disclose to other persons the securities activities engaged in or contemplated for the various portfolios of the Fund.

     2.   Investment Personnel

     In addition to the prohibited transactions imposed on access persons, no investment personnel shall:

          (a) accept any gift, meal, ticketed event or other thing of more than de minimus value from any person or entity that does business with or on behalf of the Fund. For the purpose of this Code de minimus shall be considered to be the annual receipt of gifts from the same source valued at $500 or less per individual recipient, when the gifts are in relation to the conduct of the Fund's business.

          (b) acquire a direct or indirect beneficial interest in any securities in an initial public offering ("IPO") or other limited offerings ("private placements"), without prior written approval of the compliance officer of the Fund, the compliance officer of the Fund's investment adviser or other officer designated by the Board of Directors. The respective compliance officer must maintain a record of any decision, and the reasons supporting the decision,

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               to approve the investment personnel's acquisition of an IPO or private placement for at least five years after the end of the fiscal year in which the approval was granted.

               Before granting such approval the compliance officer (or other designee) should carefully evaluate such investment to determine, based on the particular nature of the offering or the particular facts of the purchase, that the investment could create no material conflict between the investment personnel and the Fund. The compliance officer may make such determination by looking at, among other things, the nature of the offering and the particular facts surrounding the purchase. For example, if the compliance officer (or designee) can determine that (i) the investment did not result from directing Fund business to the underwriter or issuer of the security, (ii) the investment personnel is not misappropriating an opportunity that should have been offered to the Fund, and (iii) the investment personnel's investment decisions for the Fund will not be unduly influenced by his or her personal holdings and investment decisions may be based solely on the best interest of Fund shareholders, the compliance officer may consider preapproving the transaction. Any person authorized to purchase securities in an IPO or private placement shall disclose that investment when they play a part in the Fund's subsequent consideration of an investment in that issuer. In such circumstances, the Fund's decision to purchase securities of the issuer shall be subject to independent review by investment personnel with no personal interest in the issuer.

               Acquisition of an IPO or private placement by investment personnel who are employees of United Asset Management Corporation, the Fund's administrator, subadministrator, principal underwriter or investment adviser for the Fund are not subject to the pre-approval procedures set forth herein, provided that such persons are required to preapprove these acquisitions pursuant to another code of ethics which complies with the provisions of Rule 17j-1.

          (c) profit in the purchase and sale (or sale and purchase) of the same (or equivalent) securities within sixty (60) calendar days. Trades made in violation of this prohibition should be unwound, if possible. Otherwise, any profits realized on such short-term trades shall be subject to disgorgement to the appropriate portfolio of the Fund.

               However, the compliance officer of the Fund or the compliance officer of the Fund's investment adviser may allow exceptions to this policy on a case-by-case basis when the abusive practices that the policy is designed to prevent, such as front running or conflicts of interest, are not present and the equity of the situation strongly supports an exemption. An example is the involuntary sale of securities due to unforeseen corporate activity such as a merger. [See Pre-Clearance Procedures below]. The ban on short-term trading profits is specifically designed to deter potential conflicts of interest and front running transactions, which typically involve a quick trading pattern to capitalize on a short- lived market impact of a trade by one of the Fund's portfolios. The Fund's respective compliance officer shall consider the policy reasons for the ban on short-term trades, as stated herein, in determining when an exception to the prohibition is permissible. The compliance officer may consider granting an exception to this prohibition if the securities involved in the transaction are not (i) being considered for purchase or sale by the portfolio of the Fund that serves as the basis of the individual's "investment personnel" status or (ii) being purchased or sold by the portfolio of the Fund that serves as the basis of the individual's "investment personnel" status and, are not economically related to such securities. In order for a proposed transaction to be considered for exemption from the short-term trading prohibitions, the investment personnel must complete, sign and submit to the compliance officer of the Fund or the compliance officer of the Fund's investment adviser a completed Securities Transactions

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               Report Relating to Short-Term Trading (Exhibit D), certifying that the proposed transaction is in compliance with this Code of Ethics. The respective compliance officer shall retain a record of exceptions granted and the reasons supporting the decision.

               Purchases or sales by investment personnel who are employees of United Asset Management Corporation, the Fund's administrator, subadministrator, principal underwriter or investment adviser for the Fund are not subject to the pre-approval procedures set forth herein, provided that such persons are required to preapprove these types of transactions in securities pursuant to another code of ethics which complies with the provisions of Rule 17j-1.

          (d) serve on the Board of Directors of any publicly traded company without prior authorization of the President or other duly authorized officer of the Fund. Any such authorization shall be based upon a determination that the board service would be consistent with the interests of the Fund and its shareholders. Authorization of board service shall be subject to the implementation by the Fund's investment adviser of "Chinese Wall" or other procedures to isolate such investment personnel from making decisions about trading in that company's securities.

     3.   Portfolio Managers

     In addition to the prohibited transactions imposed on access persons and investment personnel, no portfolio manager shall:

          (a) buy or sell a security within seven (7) calendar days before and two (2) days after any portfolio of the Fund that he or she manages trades in that security. Any trades made within the proscribed period shall be unwound, if possible. Otherwise, any profits realized on trades within the proscribed period shall be disgorged to the appropriate portfolio of the Fund.

C.   EXEMPTED TRANSACTIONS

     The prohibitions of Sections B(1), B(2)(c) and B(3)(a) shall not apply to the following transactions:

     1. purchases or sales of securities which are not eligible for purchase by the Fund and which are not related economically to securities purchased, sold or held by the Fund.

     2. transactions which appear upon reasonable inquiry and investigation to present no reasonable likelihood of harm to the Fund and which are otherwise in accordance with Rule 17j-1; For example, such transactions would normally include purchases or sales of:

          (a) securities of companies with a market capitalization in excess of $1 billion;

          (b) up to $25,000 principal amount of a fixed income security or 100 shares of an equity security within any three-consecutive month period (all trades within a three-consecutive month period shall be integrated to determine the availability of this exemption);

          (c) any amount of securities if the proposed acquisition or disposition by the Fund is in the amount of 1,000 shares or less and the security is listed on a national securities exchange or the National Association of Securities Dealers Automated Quotation System;

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          (d)  purchases or sales effected in any account over which the access person has no direct or indirect influence or control;

          (e) purchases or sales which are non-volitional on the part of either the access person or the Fund;

          (f) purchases which are part of an automatic dividend reinvestment plan or direct stock plan (pending preclearance of the original purchase); or

          (g) purchases effected upon the exercise of rights issued pro rata by an issuer to all holders of a class of its securities, to the extent such rights were acquired from such issuer, and sales of such rights so acquired.


D.   COMPLIANCE PROCEDURES

     1.   Pre-clearance Procedures

          All access persons (other than non-interested Directors) must receive prior written approval from the compliance officer of the Fund or the compliance officer of the Fund's investment adviser for the respective portfolios of the Fund, or other officer designated by the Board of Directors, before purchasing or selling securities in an account that such access person has direct or indirect benefit. The access person should request pre-clearance by completing, signing and submitting Personal Securities Transactions Pre-Clearance Form (Exhibit E) to the appropriate compliance officer.

          Pre-clearance approval will expire at the close of business on the trading date two (2) days after the date on which authorization is received. If the trade is not completed before such pre-clearance expires, the access person is required to again obtain pre-clearance for the trade.

          Access persons are excluded from preclearing securities purchased, sold or acquired in the following transactions:

          (a) purchases or sales effected in any account over which the access person has no direct or indirect influence or control.

          (b) purchases or sales which are non-volitional on the part of either the access person or the Fund.

          (c) purchases which are part of an automatic dividend reinvestment plan or direct stock plan (pending preclearance of the original purchase).

          (d) purchases effected upon the exercise of rights issued pro rata by an issuer to all holders of a class of its securities, to the extent such rights were acquired from such issuer, and sales of such rights so acquired.

          Procedures implemented herein to pre-clear the securities transactions of access persons shall not apply to a non-interested Director of the Fund, except where such Director knew or, in the ordinary course of fulfilling his official duties as a Director of the Fund, should have known that during the 15-day period immediately preceding or after the date of the

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          transaction in a security by the Director, such security is or was purchased or sold by the Fund or such purchase or sale by the Fund is or was considered by the Fund.

          Purchases or sales by access persons who are employees of United Asset Management Corporation, the Fund's administrator, subadministrator, principal underwriter or investment adviser for the Fund are not subject to the pre-clearance procedures set forth herein, provided that such persons are required to pre-clear proposed transactions in securities pursuant to another code of ethics which complies with the provisions of Rule 17j-1.

     2.   Disclosure of Personal Holdings

          All access persons, other than non-interested Directors, shall disclose to the compliance officer of the Fund or the compliance officer of the Fund's investment adviser:

          (a) all personal securities holdings (including securities acquired before the person became an access person) within ten (10) days upon the later of commencement of employment or adoption of this Code of Ethics; and

          (b) The name of any broker, dealer or bank with whom the access person maintains an account in which any securities were held for the direct or indirect benefit of the access person must also be reported.

          Holdings in direct obligations of the U.S. government, bankers' acceptances, bank certificates of deposit, commercial paper, high quality short-term debt instruments and unaffiliated registered open-end investment companies are not disclosable transactions.

          The compliance officer of the Fund or the compliance officer of the Fund's investment adviser may, at its discretion, request access persons to provide duplicate copies of confirmation of each disclosable transaction in the accounts and account statements.

          In addition to reporting securities holdings, every access person, including non-interested Directors, shall certify in their initial report that:

              (a) they have received, read and understand the Code of Ethics and recognize that they are subject thereto; and

              (b) they have no knowledge of the existence of any personal conflict of interest relationship which may involve the Fund, such as any economic relationship between their transactions and securities held or to be acquired by the Fund or any of its portfolios.

          This initial report shall be made on the form attached as Initial Report of Access Person (Exhibit A) and shall be delivered to the compliance officer of Fund or the compliance officer of the Fund's investment adviser.

          Access persons who are employees of United Asset Management Corporation, the Fund's administrator, subadministrator, principal underwriter or investment adviser for the Fund that are required to submit an initial holdings report pursuant to another code of ethics that complies with Rule 17j-1 are not required to submit an initial holdings report pursuant to this Code of Ethics. Non-interested Directors are not required to make a report of initial securities holdings, but they are required to make the certification within the Initial Report contained in Exhibit A.

     3.   Quarterly Reporting Requirements

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          All access persons shall disclose to the compliance officer of the
          Fund or the compliance officer of the Fund's investment adviser all personal securities holdings as of the calendar quarter ended within ten (10) days after quarter end. Holdings in direct obligations of the U.S. government, bankers' acceptances, bank certificates of deposit, commercial paper, high quality short-term debt instruments and unaffiliated registered open-end investment companies are not disclosable transactions.

          In addition to reporting securities holdings, every access person shall disclose quarterly the:

               (a) date of the transaction, title of the security, interest rate and maturity date (if applicable), trade date, number of shares, and principal amount of each security involved;

               (b) the nature of the transaction (i.e., purchase, sale or any other type of acquisition or disposition);

               (d) the name of the broker, dealer or bank with or through whom the transaction was effected; and

               (d)  the date the report is submitted to the compliance officer.

          In addition, with respect to any account established by an access person in which any securities were held during the quarter for the direct or indirect benefit of the access person, the access person must provide:

               (a) the name of the broker, dealer or bank with whom the access person established the account;

               (b)  the date the account was established; and

               (c)  the date the report is submitted by the access person.

          This quarterly report shall be made on the form attached as Securities Transactions for the Calendar Quarter Ended (Exhibit C) and shall be delivered to the compliance officer of Fund or the compliance officer of the Fund's investment adviser.

          Procedures implemented herein to report the quarterly securities transactions of access persons shall not apply to a non-interested Director of the Fund, except where such Director knew or, in the ordinary course of fulfilling his official duties as a Director of the Fund, should have known that during the 15-day period immediately preceding or after the date of the transaction in a security by the Director, such security is or was purchased or sold by the Fund or such purchase or sale by the Fund is or was considered by the Fund.

          Access persons who are employees of United Asset Management Corporation, the Fund's administrator, subadministrator, principal underwriter or investment adviser for the Fund that are required to submit a quarterly holdings report pursuant to another code of ethics that complies with Rule 17j-1 are not required to submit a quarterly holdings report pursuant to this Code of Ethics.

     4.   Annual Certification of Compliance with Code of Ethics

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

          All access persons, other than non-interested Directors, shall disclose to the compliance officer of the Fund or the compliance officer of the Fund's investment adviser all personal securities holdings as of the calendar year ended within thirty (30) days after year end. Holdings in direct obligations of the U.S. government, bankers' acceptances, bank certificates of deposit, commercial paper, high quality short-term debt instruments and unaffiliated registered open-end investment companies are not disclosable transactions.

          In addition to reporting securities holdings, every access person shall certify annually that:

               (a) they have read and understand the Code of Ethics and recognize that they are subject thereto;

               (b) they have complied with the requirements of the Code of Ethics; and that they have reported all personal securities transactions required to be reported pursuant to the requirements of the Code of Ethics;

               (c) they have not disclosed pending "buy" or "sell" orders for a portfolio of the Fund to any employees of any other Management Company, except where the disclosure occurred subsequent to the execution or withdrawal of an order; and

               (d) they have no knowledge of the existence of any personal conflict of interest relationship which may involve the Fund, such as any economic relationship between their transactions and securities held or to be acquired by the Fund or any of its portfolios.

          This annual report shall be made on the form attached as Annual Report of Access Person (Exhibit B) and shall be delivered to the compliance officer of Fund or the compliance officer of the Fund's investment adviser.

          Access persons who are employees of United Asset Management Corporation, the Fund's administrator, subadministrator, principal underwriter or investment adviser for the Fund that are required to submit an annual report pursuant to another code of ethics that complies with Rule 17j-1 are not required to submit a holdings report pursuant to this Code of Ethics.

          Non-interested Directors are not required to make a report of annual securities holdings, but they are required to make the certification within the Annual Report contained in Exhibit B.

     5.   Reports to Fund Compliance Officer

          The compliance officer of the Fund's investment adviser shall provide, by the twelfth (12) day after each quarter end, certification to the compliance officer of the Fund that, as of the prior quarter end:

               (a) the compliance officer of the Fund's investment adviser has collected all documentation required by the Code of Ethics and Rule 17j-1 and is retaining such documentation on behalf of the Fund; and

               (b) there have been no violations to the Fund's Code of Ethics and, if there have been violations to the Fund's Code of Ethics, the violation has been documented and reported to the Fund's compliance officer.

          Each quarter the compliance officer of the Fund's investment adviser shall also provide to the compliance officer of the Fund a list of access persons who are subject to the Fund's

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          Code of Ethics and the name of the compliance officer of the Fund's investment adviser responsible for preclearing and reviewing personal securities transactions.

          The compliance officer of the Fund's investment adviser shall provide such information, including, but not limited to, initial, quarterly and annual reports for all access persons, preclearance reports and approval for short term transactions, IPO and private placement securities, as is requested by the Fund's compliance officer.

     6.   General Reporting Requirements

          The compliance officer of the Fund or the compliance officer of the Fund's investment adviser, as the case may be, shall notify each access person that he or she is subject to this Code of Ethics and the reporting requirements contained herein, and shall deliver a copy of this Code of Ethics to each such person when they become an access person, or upon request.

          Reports submitted to the Fund pursuant to this Code of Ethics shall be confidential and shall be provided only to the officers and Directors of the Fund, Fund counsel or regulatory authorities upon appropriate request.

     7.   Excessive Trading

          The Fund understands that it is appropriate for access persons to participate in the public securities markets as part of their overall personal investment programs. As in other areas, however, this should be done in a way that creates no potential conflicts with the interests of Fund shareholders. Further, it is important to recognize that otherwise appropriate trading, if excessive (measured in terms of frequency, complexity of trading programs, numbers of trades or other measure as deemed appropriate by the Fund's compliance officer or compliance officer of the Fund's investment adviser or other management at the investment adviser firm), may compromise the best interest of Fund shareholders if such excessive trading is conducted during work-time or using Fund resources. Accordingly, if personal trading rising to such dimension as to create an environment that is not consistent with the Code of Ethics, such personal transactions may not be approved or limited by the Fund's compliance officer or compliance officer of the Fund's investment adviser or other management at the investment adviser firm.

     8.   Conflict of Interest

          Every access person, except officers and Directors of the Fund, shall notify the compliance officer of the Fund or the compliance officer of the Fund's investment adviser of any personal conflict of interest relationship which may involve the Fund, such as the existence of any economic relationship between their transactions and securities held or to be acquired by any portfolio of the Fund. Officers and Directors of the Fund shall notify the compliance officer of the Fund of any personal conflict of interest relationship which may involve the Fund. Such notification shall occur in the pre-clearance process.

E.   REPORTING OF VIOLATIONS TO THE BOARD OF DIRECTORS

     The compliance officer of the Fund shall promptly report to the Board of Directors all apparent violations of this Code of Ethics and the reporting requirements thereunder.

     When the compliance officer of the Fund finds that a transaction otherwise reportable to the Board of Directors pursuant to the Code could not reasonably be found to have resulted in a fraud, deceit or manipulative practice in violation of Rule 17j-1(a), he may, in his discretion, lodge a written memorandum of such finding and the reasons therefor with the reports made pursuant to this Code of Ethics, in lieu of reporting the transaction to the Board of Directors.

     The Board of Directors, or a Committee of Directors created by the Board of Directors for that purpose, shall consider reports made to the Board of Directors hereunder and shall determine whether or not this Code of Ethics has been violated and what sanctions, if any, should be imposed.

F.   ANNUAL REPORTING TO THE BOARD OF DIRECTORS

     The compliance officer of the Fund shall prepare an annual report relating to this Code of Ethics to the Board of Directors. Such annual report shall:

          (a) summarize existing procedures concerning personal investing and any changes in the procedures made during the past year;

          (b) identify any violations requiring significant remedial action during the past year; and

          (c) identify any recommended changes in the existing restrictions or procedures based upon the Fund's experience under its Code of Ethics, evolving industry practices or developments in applicable laws or regulations; and

          (d) state that the Fund had adopted procedures reasonably necessary to prevent access persons from violating the Code.

G.   SANCTIONS

     Upon discovering a violation of this Code, the Board of Directors may impose such sanctions as they deem appropriate, including, among other things, a letter of censure or suspension or termination of the employment of the violator.

H.   RETENTION OF RECORDS

     The Fund shall maintain the following records as required under Rule 17j-1; reports received by a Fund's investment adviser on behalf of the Fund shall be maintained as required under Rule 17j-1:

          (a) a copy of any Code of Ethics in effect within the most recent five years;

          (b) a list of all persons required to make reports hereunder within the most recent five years and a list of all persons who were responsible for reviewing the reports, as shall be updated by the compliance officer of the Fund;

          (c) a copy of each report made by an access person hereunder and submitted to the Fund's compliance officer for a period of five years from the end of the fiscal year in which it was made;

          (d) each memorandum made by the compliance officer of the Fund hereunder, for a period of five years from the end of the fiscal year in which it was made;

          (e) a record of any violation hereof and any action taken as a result of such violation, for a period of five years following the end of the fiscal year in which the violation occurred; and

          (f) a copy of every report provided to the Fund's Board of Directors by the Fund, its investment adviser or principal underwriter which describes any issues arising under the Code of Ethics and certifies that the Fund, the investment adviser or principal underwriter, as applicable, has adopted procedures reasonably necessary to prevent access persons from violating the Code of Ethics.




Dated:       December 14, 1995.
Revised:     January 23, 1997
             September 23, 1998
             April 6, 1999
             August 1, 2000

                                                                       Exhibit A
                          THE UAM FUNDS CODE OF ETHICS
                        INITIAL REPORT OF ACCESS PERSON

1. I hereby acknowledge that (i) I received of a copy of the Code of Ethics (the "Code") for The UAM Funds; (ii) I have read and understand the Code;
    (iii) and I recognize that I am subject to the Code as an "access person" of the Fund.

2. Except as noted below, I hereby certify that I have no knowledge of the existence of any personal conflict of interest relationship which may involve the Fund, such as any economic relationship between my transactions and securities held or to be acquired by the Fund or any of its portfolios.

3. As of the date below I had a direct or indirect beneficial ownership in the following securities. You do not need to report transactions in direct obligations of the U.S. government, bankers' acceptances, bank certificates of deposit, commercial paper, high quality short-term debt instruments and registered open-end investment companies (mutual funds). Please check this box if an addendum is attached listing additional securities [_]

============================================================================================================
      SECURITY           NO. OF      PRICE      PRINCIPAL         TYPE OF        BROKER, DEALER OR BANK
  (include interest      SHARES    PER SHARE      AMOUNT         PURCHASE        THROUGH WHOM EFFECTED
 rate and maturity                                              (Direct or
 date, if applicable)                                            Indirect)
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------

============================================================================================================

 This report (i) excludes transactions with respect to which I had no direct or indirect influence or control; and (ii) is not an admission that I have or had any direct or indirect beneficial ownership in the securities listed above.

4. As of the date below I maintain accounts with the brokers, dealers or banks listed below to hold securities for my direct or indirect benefit.
    Please check this box if an addendum is attached listing additional accounts [_]

=============================================================================================================
 BROKER, DEALER OR       BENEFICIAL OWNER OF             ACCOUNT NUMBER               DATE ACCOUNT
 BANK THROUGH WHOM             ACCOUNT                                                   OPENED
     EFFECTED
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------

==============================================================================================================

Directors who are not "interested persons" of the Fund are required to complete this form but are not required to make a report of personal securities holdings.


Signature: ____________________________      Signature: ________________________
           Access Person                                Compliance Officer

     Name: _____________________________          Name:  _______________________

     Date: ______________________________         Date:  _______________________
           (First date of access person status)

                          THE UAM FUNDS CODE OF ETHICS
                                ADDENDUM TO THE
                        INITIAL REPORT OF ACCESS PERSON


====================================================================================================================================
            SECURITY                                                              TYPE OF
   (include interest rate and       NO. OF       PRICE PER        PRINCIPAL      PURCHASE              BROKER, DEALER OR BANK
 maturity date, if applicable)      SHARES         SHARE           AMOUNT    (Direct or Indirect)      THROUGH WHOM EFFECTED
---------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

===================================================================================================================================

 This report (i) excludes transactions with respect to which I had no direct or indirect influence or control; and (ii) is not an admission that I have or had any direct or indirect beneficial ownership in the securities listed above.

===========================================================================================================
  BROKER, DEALER OR      BENEFICIAL OWNER OF             ACCOUNT NUMBER             DATE ACCOUNT
    BANK THROUGH               ACCOUNT                                                OPENED
    WHOM EFFECTED
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------

============================================================================================================

Directors who are not "interested persons" of the Fund are required to complete this form but are not required to make a report of personal securities holdings.



Signature: _____________________________   Signature:  _________________________
           Access Person                               Compliance Officer

     Name: _____________________________        Name:  _________________________

     Date: _____________________________        Date:  _________________________
          (First date of access person status)

                                                                       Exhibit B



                         THE UAM FUNDS CODE OF ETHICS
                        ANNUAL REPORT OF ACCESS PERSONS

1. I hereby acknowledge that I have read and understand the Code of Ethics for the Fund (the "Code") and recognize that I am subject thereto in the capacity of an access person of the Fund.

2. I hereby certify that, during the year ended December 31, 200__, I have complied with the requirements of the Code and I have reported all securities transactions required to be reported pursuant to the Code.

3. I hereby certify that I have not disclosed pending "buy" or "sell" orders for a portfolio of the Fund to any employees of any other Management Company, except where the disclosure occurred subsequent to the execution or withdrawal of an order.

4. Except as noted below, I hereby certify that I have no knowledge of the existence of any personal conflict of interest relationship which may involve the Fund, such as any economic relationship between my transactions and securities held or to be acquired by the Fund or any of its portfolios.

5. As of December 31, 200__, I had a direct or indirect beneficial ownership in the securities listed below. You do not need to report transactions in direct obligations of the U.S. government, bankers' acceptances, bank certificates of deposit, commercial paper, high quality short-term debt instruments and registered open-end investment companies (mutual funds). PLEASE CHECK THIS BOX IF AN ADDENDUM IS ATTACHED LISTING ADDITIONAL SECURITIES [ ]

---------------------------------------------------------------------------------------------------------------------------------
            SECURITY                                                                                      BROKER, DEALER OR
   (include interest rate and        NO. OF       PRICE PER       PRINCIPAL       TYPE OF PURCHASE          BANK THROUGH
 maturity date, if applicable)       SHARES         SHARE          AMOUNT       (Direct or Indirect)        WHOM EFFECTED
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

  This report (i) excludes transactions with respect to which I had no direct or indirect influence or control; and (ii) is not an admission that I have or had any direct or indirect beneficial ownership in the securities listed above.

6. As of the date below I maintain accounts with the brokers, dealers or banks listed below to hold securities for my direct or indirect benefit. PLEASE CHECK THIS BOX IF AN ADDENDUM IS ATTACHED LISTING ADDITIONAL ACCOUNTS [ ]

---------------------------------------------------------------------------------------------------------------------------------
  BROKER, DEALER OR BANK           BENEFICIAL OWNER OF                  ACCOUNT NUMBER                     DATE ACCOUNT
  THROUGH WHOM EFFECTED                ACCOUNT                                                                OPENED
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

Directors who are not "interested persons" of the Fund are required to complete this form but are not required to make a report of personal securities holdings except where such Director knew or should have known that during the 15-day period immediately preceding or after the date of the transaction in a security by the director/trustee, such security is or was purchased or sold by the Fund or such purchase or sale by the Fund is or was considered by the Fund or an adviser.

  Signature: ________________________       Signature: ________________________
             Access Person                             Compliance Officer

       Name: ________________________            Name: ________________________

       Date: ________________________            Date: ________________________
             (No later than 30 days
              after year-end)

                         THE UAM FUNDS CODE OF ETHICS
                                ADDENDUM TO THE
                        ANNUAL REPORT OF ACCESS PERSON

---------------------------------------------------------------------------------------------------------------------------------
            SECURITY                                                                                       BROKER, DEALER OR
   (include interest rate and        NO. OF        PRICE PER     PRINCIPAL        TYPE OF PURCHASE         BANK THROUGH WHOM
 maturity date, if applicable)       SHARES          SHARE         AMOUNT       (Direct or Indirect)            EFFECTED
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

  This report (i) excludes transactions with respect to which I had no direct or indirect influence or control; and (ii) is not an admission that I have or had any direct or indirect beneficial ownership in the securities listed above.

---------------------------------------------------------------------------------------------------------------------------------
   BROKER, DEALER OR BANK             BENEFICIAL OWNER                   ACCOUNT NUMBER                 DATE ACCOUNT
   THROUGH WHOM EFFECTED                 OF ACCOUNT                                                        OPENED
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

Directors who are not "interested persons" of the Fund are required to complete this form but are not required to make a report of personal securities holdings.

  Signature: ________________________       Signature: ________________________
             Access Person                             Compliance Officer

       Name: ________________________            Name: ________________________

       Date: ________________________            Date: ________________________
             (No later than 30 days
              after year-end)

                                                                       Exhibit C


                          THE UAM FUNDS CODE OF ETHICS
    SECURITIES TRANSACTIONS REPORT FOR THE CALENDAR QUARTER ENDED:_________

1. During the quarter referred to above, the following transactions were effected in securities of which I had, or by reason of such transaction acquired, direct or indirect beneficial ownership, and which are required to be reported pursuant to the Code of Ethics adopted by the Fund. (if none were transacted, write "none"). You do not need to report transactions in direct obligations of the U.S. government, bankers' acceptances, bank certificates of deposit, commercial paper, high quality short-term debt instruments and registered open-end investment companies (mutual funds). please check this box if an addendum is attached listing additional securities [ ]

-----------------------------------------------------------------------------------------------------------------------------
       SECURITY               DATE OF        NO. OF      PRICE PER      PRINCIPAL        NATURE OF      BROKER, DEALER OR BANK
(include interest rate         TRADE         SHARES        SHARE         AMOUNT         TRANSACTION      THROUGH WHOM EFFECTED
 and maturity date, if                                                                (Purchase, Sale,
     applicable)                                                                            Other)
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------

 This report (i) excludes transactions with respect to which I had no direct or indirect influence or control; and (ii) is not an admission that I have or had any direct or indirect beneficial ownership in the securities listed above.

Directors who are not "interested persons" of the Fund are required to complete this form but are not required to make a report of personal securities holdings except where such Director knew or should have known that during the 15-day period immediately preceding or after the date of the transaction in a security by the director/trustee, such security is or was purchased or sold by the Fund or such purchase or sale by the Fund is or was considered by the Fund or an adviser.

2. During the quarter referred to above, I established on the dates indicated the following accounts in which securities were held during the quarter for my direct or indirect benefit (if none were opened, write "none"). please check this box if an addendum is attached listing additional accounts [ ]

-----------------------------------------------------------------------------------------------------------------------------
   BROKER, DEALER OR BANK              BENEFICIAL OWNER              ACCOUNT NUMBER              DATE ACCOUNT OPENED
   THROUGH WHOM EFFECTED                   OF ACCOUNT
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------


3. Except as noted on the reverse side of this report, I hereby certify that I have no knowledge of the existence of any personal conflict of interest relationship which may involve the Fund, such as the existence of any economic relationship between my transactions and securities held or to be acquired by the Fund or any of its portfolios.


Signature:   _________________________    Signature:  _________________________
             Access Person                            Compliance Officer

     Name:   _________________________         Name:  _________________________

     Date:   _________________________         Date:  _________________________
             (no later than 10 days after
              calendar quarter)

                          THE UAM FUNDS CODE OF ETHICS
                                ADDENDUM TO THE
    SECURITIES TRANSACTIONS REPORT FOR THE CALENDAR QUARTER ENDED:_________


-----------------------------------------------------------------------------------------------------------------------------
       SECURITY              DATE OF TRADE       NO. OF       PRICE       PRINCIPAL        NATURE OF       BROKER, DEALER OR
 (include interest rate                          SHARES     PER SHARE       AMOUNT        TRANSACTION         BANK THROUGH
  and maturity date, if                                                                 (Purchase, Sale,     WHOM  EFFECTED
     applicable)                                                                             Other)
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------

 This report (i) excludes transactions with respect to which I had no direct or indirect influence or control; and (ii) is not an admission that I have or had any direct or indirect beneficial ownership in the securities listed above.

Directors who are not "interested persons" of the Fund are required to complete this form but are not required to make a report of personal securities holdings except where such Director knew or should have known that during the 15-day period immediately preceding or after the date of the transaction in a security by the director/trustee, such security is or was purchased or sold by the Fund or such purchase or sale by the Fund is or was considered by the Fund or an adviser.

-----------------------------------------------------------------------------------------------------------------------------
     BROKER, DEALER OR                BENEFICIAL OWNER                 ACCOUNT NUMBER                  DATE ACCOUNT OPENED
       BANK THROUGH                      OF ACCOUNT
      WHOM EFFECTED
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------


Signature:   __________________________     Signature:   ______________________
             Access Person                               Compliance Officer

     Name:   __________________________          Name:   ______________________

     Date:   __________________________          Date:   ______________________
             (no later than 10 days after
              calendar quarter)

                                                                       Exhibit D

                         THE UAM FUNDS CODE OF ETHICS

  SECURITIES TRANSACTIONS REPORT RELATING TO SHORT-TERM TRADING OF INVESTMENT PERSONNEL FOR THE SIXTY-DAY PERIOD FROM __________________ TO _________________.

During the sixty (60) calendar day period referred to above, the following purchases and sales, or sales and purchases, of the same (or equivalent) securities were effected or are proposed to be effected in securities of which I have, or by reason of such transaction acquired, direct or indirect beneficial ownership. You do not need to report transactions in direct obligations of the U.S. government, bankers' acceptances, bank certificates of deposit, commercial paper, high quality short-term debt instruments and registered open-end investment companies (mutual funds).

===================================================================================================================
   SECURITY        PROPOSED         NO. OF       PRICE PER      PRINCIPAL        NATURE OF        BROKER/DEALER
                   DATE OF          SHARES       SHARE (or       AMOUNT         TRANSACTION          OR BANK
                    TRADE                        proposed                     (Purchase, Sale,       THROUGH
                                                  price)                           Other)         WHOM EFFECTED
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------

===================================================================================================================

  This report (i) excludes transactions with respect to which I had no direct or indirect influence or control; and (ii) is not an admission that I have or had any direct or indirect beneficial ownership in the securities listed above.

With respect to the portfolio of the Fund that serves as the basis for my "investment personnel" status with the Fund (the "Portfolio"), and transactions in the securities set forth in the table above, I hereby certify that:

(a) I have no knowledge of the existence of any personal conflict of interest relationship which may involve the Portfolio, such as frontrunning transactions or the existence of any economic relationship between my transactions and securities held or to be acquired by the Portfolio;

(b) such securities, including securities that are economically related to such securities, involved in the transaction are not (i) being considered for purchase or sale by the Portfolio, or (ii) being purchased or sold by the Portfolio; and

(c)  such transactions are in compliance with the Code of Ethics of the Fund.

Date: _____________________          Signature: ________________________________
                                                Investment Personnel

                                          Name: ________________________________

In accordance with the provisions of Section B(2)(c) of the Code of Ethics of the Fund, the transaction proposed to be effected as set forth in this report
is:                                      Authorized:  [ ]     Unauthorized:  [ ]

Date: _____________________          Signature: ________________________________
                                                Compliance Officer

                                          Name: ________________________________

                                                                       Exhibit E

                          THE UAM FUNDS CODE OF ETHICS
              Personal Securities Transactions Pre-clearance Form
                       (see Section D(1), Code of Ethics)

I hereby request pre-clearance of the securities listed below. You do not need to preclear transactions in direct obligations of the U.S. government, bankers' acceptances, bank certificates of deposit, commercial paper, high quality short-term debt instruments and registered open-end investment companies (mutual funds), or transactions listed in Section D of the Code of Ethics.

=================================================================================================================================
                                                                                  BROKER/            AUTHORIZED
   SECURITY       NO. OF      PRICE PER       PRINCIPAL        NATURE OF          DEALER            BY COMPLIANCE
   (include       SHARES        SHARE          AMOUNT         TRANSACTION         OR BANK               OFFICER
 interest rate              (or proposed                    (Purchase, Sale,      THROUGH
 and maturity                  price)                           Other)          WHOM EFFECTED
  date, if                                                                                            YES     NO
 applicable)
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

================================================================================================================================

 This report (i) excludes transactions with respect to which I had no direct or indirect influence or control; and (ii) is not an admission that I have or had any direct or indirect beneficial ownership in the securities listed above.


Is any proposed transaction described above within sixty (60) days of a prior
transaction in the same or equivalent security?   Yes:   [_]        No:   [_]

If yes, the access person must submit a Securities Transactions Report Relating to Short Term Trading (Exhibit D) for preapproval.

Is any proposed transaction described above considered an Initial Public
Offering (IPO) or Private Placement?          Yes:       [_]      No:   [_]

If yes, the Compliance Officer should prepare a memorandum describing the reasons for preapproving the transaction pursuant to Section B(2)(b) of the Code.


Signature: __________________________    Signature: ___________________________
           Access Person                            Compliance Officer

     Name: __________________________         Name: ___________________________

     Date: __________________________*        Date: ___________________________

* This preclearance will expire at the close of business on the second (2/nd/) trading day after preclearance was approved. The access person is required to obtain additional preclearance if the trade is not completed before the authority expires.